PROSPECTUS SUPPLEMENT

July 3, 2017

for

Flexible Solutions® VUL III

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following information supplements, and should be read in conjunction with the Prospectus dated May 1, 2017 for Flexible Solutions VUL III, a variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N. This supplement supersedes and replaces the supplement dated July 3, 2017 filed on July 25, 2017.

Effective July 3, 2017 the following replaces the information contained in the May 1, 2017 prospectus with respect to the fund named below:

Variable Investment Options	Investment Objectives	Typical Investments	Investment Adviser
Pioneer Equity Income VCT Portfolio (Class II)	Current income and long-term growth of capital.	The Fund seeks current income and long term capital growth primarily through income producing equity securities of U.S. corporations.	Amundi Pioneer Asset Management, Inc. 60 State Street Boston, MA 02109

Except as set forth herein, all other provisions of the Prospectus shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.